Neratinib / Placebo treatment 0 3 6 9 12 15 18 21 24 Disease-free survival (%) Months after randomization 1152 1145 1047 1100 1023 1063 1002 1035 971 997 936 964 899 929 833 865 No. at risk Neratinib Placebo 100 60 50 80 90 0 70 Two sided P-value = 0.006 HR (95% CI) = 0.63 (0.45–0.88) 97.9% 95.2% 93.8% 90.9% Neratinib Placebo Intention-to-treat population DFS in patients initiating neratinib treatment less than 1 year after completing adjuvant trastuzumab 526 554 * p-value descriptive Copyright 2017 Puma Biotechnology Exhibit 99.1

Interim 5-year DFS in patients initiating neratinib treatment less than 1 year after completing adjuvant trastuzumab 0 6 12 18 24 36 42 48 60 30 54 Disease-free survival (%) Months after randomization 1152 1145 1054 1080 1017 1034 976 982 855 894 728 770 717 753 684 724 No. at risk Neratinib Placebo 301 321 615 644 465 504 100 60 50 80 90 0 70 97.8% 95.2% 89.9% 86.8% Neratinib Placebo 93.8% 91.0% 92.0% 89.5% 90.8% 88.3% Two sided P-value = 0.014 HR (95% CI) = 0.72 (0.55–0.94) Neratinib / Placebo treatment Intention-to-treat population * p-value descriptive Copyright 2017 Puma Biotechnology

Neratinib / Placebo treatment 0 3 6 9 12 15 18 21 24 Disease-free survival (%) Months after randomization 670 664 605 638 593 619 577 602 559 580 538 563 516 541 485 501 No. at risk Neratinib Placebo 100 60 50 80 90 0 70 Two sided P-value = 0.002 HR (95% CI) = 0.49 (0.30–0.78) 98.1% 96.0% 95.3% 90.8% Neratinib Placebo HR+ patients DFS in HR+ patients initiating neratinib treatment less than 1 year after completing adjuvant trastuzumab 307 326 * p-value descriptive Copyright 2017 Puma Biotechnology

Interim 5-year DFS in HR+ patients initiating neratinib treatment less than 1 year after completing adjuvant trastuzumab 0 6 12 18 24 36 42 48 60 30 54 Disease-free survival (%) Months after randomization 670 664 614 630 589 604 567 575 501 520 436 447 432 434 416 417 No. at risk Neratinib Placebo 181 171 375 370 283 284 100 60 50 80 90 0 70 98.0% 96.1% 91.4% 85.9% Neratinib Placebo 94.9% 91.3% 93.5% 89.3% 92.6% 87.8% Two sided P-value = 0.002 HR (95% CI) = 0.57 (0.39–0.82) Neratinib / Placebo treatment HR+ patients * p-value descriptive Copyright 2017 Puma Biotechnology

Neratinib / Placebo treatment 0 3 6 9 12 15 18 21 24 Disease-free survival (%) Months after randomization 482 481 442 462 430 444 425 433 412 417 398 401 383 388 348 364 No. at risk Neratinib Placebo 100 60 50 80 90 0 70 Two sided P-value = 0.419 HR (95% CI) = 0.83 (0.52–1.31) 97.7% 94.1% 91.7% 91.1% Neratinib Placebo HR– patients DFS in HR– patients initiating neratinib treatment less than 1 year after completing adjuvant trastuzumab 219 228 * p-value descriptive Copyright 2017 Puma Biotechnology

Interim 5-year DFS in HR– patients initiating neratinib treatment less than 1 year after completing adjuvant trastuzumab 0 6 12 18 24 36 42 48 60 30 54 Disease-free survival (%) Months after randomization 482 481 440 450 428 430 409 407 354 374 292 323 285 319 268 307 No. at risk Neratinib Placebo 120 150 240 274 182 220 100 60 50 80 90 0 70 97.5% 94.0% 87.9% 87.8% Neratinib Placebo 92.3% 90.6% 89.8% 89.9% 88.2% 88.9% Two sided P-value = 0.756 HR (95% CI) = 0.94 (0.63–1.39) Neratinib / Placebo treatment HR– patients * p-value descriptive Copyright 2017 Puma Biotechnology

DFS in centrally confirmed HER2+ (ccHER2+) patients initiating neratinib treatment less than 1 year after completing adjuvant trastuzumab Neratinib / Placebo treatment 0 3 6 9 12 15 18 21 24 Disease-free survival (%) Months after randomization 743 703 697 684 685 658 675 638 658 617 635 596 609 574 557 536 No. at risk Neratinib Placebo 100 60 50 80 90 0 70 Two sided P-value <0.001 HR (95% CI) = 0.49 (0.32–0.74) 98.1% 94.1% 94.5% 89.9% Neratinib Placebo ccHER2+ patients 352 336 * p-value descriptive Copyright 2017 Puma Biotechnology

Interim 5-year DFS in ccHER2+ patients initiating neratinib treatment less than 1 year after completing adjuvant trastuzumab 0 6 12 18 24 36 42 48 60 30 54 Disease-free survival (%) Months after randomization 743 703 698 667 683 638 660 606 583 554 493 481 484 472 459 451 No. at risk Neratinib Placebo 195 196 410 397 312 315 100 60 50 80 90 0 70 97.9% 94.1% 90.6% 86.7% Neratinib Placebo 94.3% 90.0% 92.2% 89.0% 91.1% 87.5% Two sided P-value = 0.01 HR (95% CI) = 0.65 (0.46–0.90) Neratinib / Placebo treatment ccHER2+ patients * p-value descriptive Copyright 2017 Puma Biotechnology